Exhibit  32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of CompuMed, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The quarterly report for the quarter ended June 30, 2005 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/  John  G.  McLaughlin
 -------------------------
 John  G.  McLaughlin
 President  and  Chief  Executive  Officer
 August  15,  2005

 /s/  Phuong  Dang
 -----------------
 Phuong  Dang
 Secretary,  Controller
 and  Principal  Financial  Officer
 August  15,  2005